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                                                                  EXHIBIT 10.15

                        CONVERSION ADJUSTMENT AGREEMENT


               Conversion Adjustment Agreement (this "Agreement"), dated as of March 19, 2002, by and among Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), GSCP Recovery, Inc., GSC Recovery II, L.P., Alliance Capital Management L.P., M.W. Post Advisory Group L.L.C., William E. Simon & Sons Special Situation Partners II, L.P. and HBK Master Fund L.P. (collectively, the "Holders").


                                    RECITALS

               WHEREAS, reference is made to the Exchange Agreement, dated as of the date hereof (the "Exchange Agreement"), among, the Company, the Holders, and the Subsidiary Guarantors (as defined therein) pursuant to which each of the Holders have agreed to exchange their 11 1/4% Senior Subordinated Notes due 2005 of the Company (the "Old Notes") held by such Holders for certain other securities of the Company, including common stock, preferred stock and pay-in-kind senior subordinated notes (collectively, the "New Securities"), as more particularly described therein;

               WHEREAS, for each $1,000 of Old Notes tendered to the Company pursuant to the terms of the Exchange Agreement, the Holders will receive .0158 shares of the Company's Series C Convertible Preferred Stock, par value $0.001 (the "Preferred Stock"), rounded down to the nearest whole share;

               WHEREAS, upon receipt of requisite shareholder approval to amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock of the Company, par value $0.001 (the "Common Stock"), as necessary to effect the full conversion of the Preferred Stock into shares of Common Stock, the Preferred Stock shall automatically convert (the "Automatic Conversion") into the number of shares of Common Stock of the Company which when added to the number of shares of Common Stock of the Company received at Closing (as defined in the Exchange Agreement) will give the Holders on a fully-diluted basis, in the aggregate, 97.5% of the outstanding shares of Common Stock of the Company (the "Conversion Shares");

               WHEREAS, the New Securities, including the shares of Preferred Stock, are being distributed to the Holders via the book-entry system of The Depository Trust Company ("DTC") upon tender of the Old Notes held by the Holders;

                WHEREAS, the distribution of the New Securities, including the Preferred Stock, via DTC's book-entry system and the effects of rounding down to the nearest whole share would, in the absence of this Agreement, otherwise result in a disproportionate allocation of shares of Preferred Stock among the Holders following such distribution that is inconsistent with the economic arrangement agreed to among the parties prior to the exchange transaction (the "Economic Arrangement"); and

               WHEREAS, as more particularly described herein, the Holders desire that the number of Conversion Shares to be received by each Holder upon the Automatic Conversion of the Preferred Stock be adjusted to reflect the Economic Arrangement.


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               NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and subject to the terms and conditions contained herein, the Company and each Holder hereby agree as follows:


                     Section I. NUMBER OF CONVERSION SHARES

               Section 1.1 Conversion Adjustment. Notwithstanding (i) the number of shares of Preferred Stock received by each Holder at Closing, (ii) the Conversion Price as set forth in the Designation of Rights and Preferences of Series C Voting Convertible Preferred Stock (the "Certificate of Designation") of the Company, and (iii) the number of accounts in which the Preferred Stock is held by the Holders, the Company and each Holder hereby agree that the number of Conversion Shares each Holder shall receive upon consummation of the Automatic Conversion shall be calculated on a pro-rata basis as determined by the aggregate principal amount of Old Notes tendered by such Holder in relation to the aggregate principal amount of Old Notes tendered by all of the Holders in the Exchange, the aggregate principal amount of which shall be $63,700,000 (the "Conversion Adjustment"). This Section 1.1 is designed solely to effect the true economic transaction agreed to between the Company and the Holders and to resolve any disproportionate distributions of Preferred Stock that would otherwise arise as a result of the rounding down of shares in DTC's book-entry system.

               Notwithstanding the foregoing, the Conversion Adjustment shall not serve to increase the aggregate number of Conversion Shares issuable upon the Automatic Conversion, as such terms are set forth in the Company's Certificate of Designation.

               Section 1.2 Amendment. This Agreement may not be amended, modified or supplemented unless consented to in writing by all parties hereto.

               Section 1.3 Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed in the State of New York without giving effect to the principles of conflicts of laws thereof.

               Section 1.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.




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               IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first written above.



                                       THE COMPANY

                                       PACIFIC AEROSPACE &
                                       ELECTRONICS, INC.

                                       BY:  /S/ Donald A. Wright
                                          _________________________________
                                       Name:  Donald A. Wright
                                       Title: President and
                                              Chief Executive Officer

                                       THE HOLDERS

                                       GSCP RECOVERY, INC

                                       By:  /s/ Matthew Kaufman
                                          _________________________________
                                       Name:  Matthew Kaufman
                                       Title: Managing Director

                                       GSC RECOVERY II, L.P.

                                       By:    GSC Recovery II GP, L.P.,
                                              its general partner

                                       By:    GSC RII, LLC,
                                              its general partner

                                       By:    GSCP (NJ) Holdings, L.P.,
                                              its sole member

                                       By:    GSCP (NJ), Inc.,
                                              its general partner

                                       By:  /s/ Matthew Kaufman
                                          _________________________________
                                       Name:  Matthew Kaufman
                                       Title: Managing Director




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                                  ALLIANCE CAPITAL MANAGEMENT L.P.,
                                  as investment advisor

                                  By:  Alliance Capital Management Corp.

                                  By:  /s/ Michael E. Sohr
                                     ___________________________________________
                                  Name:  Michael E. Sohr
                                  Title: Vice President

                                  M.W. POST ADVISORY GROUP L.L.C.,
                                  as investment advisor

                                  By:  /s/ Carl H. Goldsmith
                                     ___________________________________________
                                  Name:  Carl H. Goldsmith
                                  Title: Managing Director

                                  WILLIAM E. SIMON & SONS SPECIAL SITUATION
                                  PARTNERS II, L.P.

                                  By: William E. Simon & Sons Special
                                      Situations II, L.L.C., its General Partner

                                  By:  /s/ John E. Klinge
                                     ___________________________________________
                                  Name:  John E. Klinge
                                  Title: Authorized Signatory

                                  HBK MASTER FUND L.P.

                                  By: HBK Investments L.P.
                                      Investment Manager

                                  By:  /s/ William E. Rose
                                     ___________________________________________
                                  Name:  William E. Rose
                                  Title: Authorized Signatory




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